Exhibit 10.1
AMENDED AND RESTATED VOTING AGREEMENT
AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”), dated as of January 28, 2010, between the undersigned stockholders (“Stockholders”) of SERVICE1ST BANK OF NEVADA, a Nevada-chartered non-member bank (the “Company”), and WESTERN LIBERTY BANCORP, a Delaware corporation (“Parent”).
WHEREAS, the Company, Parent, WL-S1 INTERIM BANK, a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and Curtis W. Anderson as the representative of the Persons who will be former stockholders of the Company after the Closing, have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholders make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) beneficially owned by the Stockholders and set forth below the Stockholders’ signatures on the signature page hereto (with respect to each Stockholder, together with any additional shares of Company Common Stock acquired by such Stockholder pursuant to Section 6 hereof, the “Stockholder Shares”); and
WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Stockholders are willing to make certain representations, warranties, covenants and agreements with respect to the Stockholder Shares;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Representations of the Stockholders. Each Stockholder, severally and not jointly, represents and warrants to Parent that:
(a) such Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) all of the Stockholder Shares free and clear of all liens, claims, charges, security interests or other encumbrances of any kind or nature and, except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any of the Stockholder Shares and there are no voting trusts or voting agreements with respect to the Stockholder Shares;
(b) such Stockholder does not beneficially own any shares of Company Common Stock other than the Stockholder Shares and other than any options, warrants or other rights to acquire any additional Shares or any security exercisable for or convertible into shares of Company Common Stock;

(c) such Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully his, her or its obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder in accordance with its terms except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability affecting the rights of creditors and subject to general principles of equity (regardless of whether such enforceability is considered in equity or at law); and
(d) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated by this Agreement will: (i) require the Stockholder to obtain any consent, approval, authorization or permit of, or filing with or notification to, any person or entity or any governmental or regulatory authority; (ii) conflict with, result in a breach of, or result in a default (or give rise to a right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, license, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or by which any of such Stockholder’s assets are bound.
Section 2. Agreement to Vote Shares. Each Stockholder agrees during the term of this Agreement to vote the Stockholder Shares, and to cause any holder of record of the Stockholder Shares to vote, (i) in favor of approval of the adoption of the Merger Agreement and approval of the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (ii) against any action or agreement that could compete with, prevent, impede, interfere with, attempt to discourage or adversely affect the Merger or inhibit the timely consummation of the Merger, (iii) against any action or agreement that would result in a breach in any material respect of any representation, warranty, covenant, agreement or any other obligation of the Company under the Merger Agreement and (iv) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries.
Section 3. No Voting Trusts or Other Arrangements. Each Stockholder agrees that he, she or it will not, and will not permit any entity under his, her or its control to, deposit any of the Stockholder Shares in a voting trust, grant any proxies with respect to the Stockholder Shares or subject any of the Stockholder Shares to any arrangement with respect to the voting of the Stockholder Shares other than agreements entered into with Parent.
Section 4. No Proxy Solicitations. During the term of this Agreement, each Stockholder, solely in such Stockholder’s capacity as a stockholder of the Company, agrees that such Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Merger or otherwise encourage or assist any party in taking or planning any action which could compete with, impede, interfere with or attempt to discourage the Merger or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a stockholders’ vote or action by consent of the Company’s stockholders in opposition to or in competition with the consummation of the Merger, or (c) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger; provided, however, that nothing in this Agreement shall prevent any Stockholder from taking any action or omitting to take any action solely as a member of the Board of Directors of the Company (or any committee thereof) (if such Stockholder holds such office) or, at the direction of the Board of Directors of the Company (or any committee thereof), as an officer of the Company or any of its subsidiaries (if such Stockholder holds such office), in each case, in accordance with the terms of the Merger Agreement.
Section 5. Transfer of Stockholder Shares. Each Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder Shares on or after the date hereof and during the term of this Agreement. Notwithstanding the foregoing, each Stockholder may transfer any Stockholder Shares to (i) any family member of such Stockholder, (ii) the trustee or trustees of a trust for the benefit of such Stockholder and/or one or more family members, (iii) one or more charitable foundations or organizations or any trustee or trustees of a trust for the benefit thereof, (iv) a partnership of which such Stockholder and/or family members of such Stockholder own all of the partnership interests, (v) a limited liability company of which such Stockholder and/or family members of such Stockholder own all of the limited liability company membership interests or (vi) an Affiliate of such Stockholder; provided, however, that (A) such Stockholder shall provide Parent with at least five (5) days prior written notice of any such transfer; (B) any such transferee shall, as a condition to such transfer, execute and deliver to Parent a counterpart signature page to this Agreement whereby such transferee shall become bound to the provisions hereof; and (C) any transfer of Stockholder Shares under this Section 5 shall not release transferor from, and transferor shall remain fully bound to, the provisions hereof.
Section 6. Additional Shares. Each Stockholder agrees that all shares of Company Common Stock that such Stockholder purchases, acquires the right to vote or shares in the voting of, or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Stockholder Shares for all purposes of this Agreement.
Section 7. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.
Section 8. No Agreement as Director or Officer. No Stockholder makes any agreement or understanding in this Agreement in such Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries (if such Stockholder holds such office), and nothing in this Agreement will limit or affect any actions or omissions taken by a Stockholder in Stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement.
Section 9. Entire Agreement. This Agreement supersedes that certain Voting Agreement, dated November 6, 2009, between the parties hereto and all other prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
Section 10. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to Parent:
Jason N. Ader
Chairman
c/o Hayground Cove Asset Management LLC
1370 Avenue of the Americas, 28th Floor
New York, New York 10019
Facsimile Number: (212) 445-7801
and to:
Daniel Silvers
President
c/o Hayground Cove Asset Management LLC
1370 Avenue of the Americas, 28th Floor
New York, New York 10019
Facsimile Number: (212) 445-7801
with a copy to:
Jeffrey A. Horwitz, Esq.
Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Facsimile Number: (212) 969-2900

If to a Stockholder, to the address or telecopy number set forth for such Stockholder on the signature page hereof.
Section 11. Miscellaneous.
(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(a).
(b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement shall not be affected.

(c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
(d) This Agreement shall terminate automatically upon the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.
(e) Each party hereto shall execute and deliver such additional documents as may be reasonably necessary or desirable to effect the transactions contemplated by this Agreement.
(f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.
(g) The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.
(h) Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 11(h) shall be null and void.
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[End of Text; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

WESTERN LIBERTY BANCORP
By:	/s/ Jason N. Ader
	Name:	Jason N. Ader
	Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

CURTIS W. ANDERSON
By:	/s/ CURTIS W. ANDERSON
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 630 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

MARK E. BROWN
By:	/s/ MARK E. BROWN
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 200 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

JOHN F. DEDOLPH
By:	/s/ JOHN F. DEDOLPH
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 400 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

JOHN S. GAYNOR
By:	/s/ JOHN S. GAYNOR
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 150 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

KENNY C. GUINN
By:	/s/ KENNY C. GUINN
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 250 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

STEVEN D. HILL
By:	/s/ STEVEN D. HILL
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 750 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

CARL P. KREPPER
By:	/s/ CARL P. KREPPER
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 300 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

WILLIAM E. MARTIN
By:	/s/ WILLIAM E. MARTIN
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 401 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

MONTE L. MILLER
By:	/s/ MONTE L. MILLER
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 2,942 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

FAFIE E. MOORE
By:	/s/ FAFIE E. MOORE
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 100 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

JENNA M. MORTON
By:	/s/ JENNA M. MORTON
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 50 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

GEORGE A. RANDALL
By:	/s/ GEORGE A. RANDALL
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 250 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

BLAKE L. SARTINI
By:	/s/ BLAKE L. SARTINI
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 4,774 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

TERRENCE L. WRIGHT
By:	/s/ TERRENCE L. WRIGHT
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 1,167 shares Street Address City/State/Zip Code Fax:

[Signature Page to Voting Agreement]

Acknowledged and Agreed to: SERVICE1ST BANK OF NEVADA
By:	/s/ Blake L. Sartini
	Name:	Blake L. Sartini
	Title:	Director

[Signature Page to Voting Agreement]